Comerica Incorporated Barclays Global Financial Services Conference September 10, 2024 Curt Farmer Chairman & Chief Executive Officer Jim Herzog Chief Financial Officer Peter Sefzik Chief Banking Officer Kelly Gage Director of Investor Relations This presentation, and other Comerica written and oral communications, include statements that are not historical facts but rather are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “achieve, anticipate, aspire, assume, believe, can, commit, confident, continue, could, designed, enhances, estimate, expect, feel, forecast, forward, future, goal, grow, guidance, guide, initiative, intend, look forward, maintain, may, might, mission, model, objective, opportunity, outcome, on track, outlook, plan, position, potential, project, propose, remain, risk, seek, should, signs, strategy, strive, target, trajectory, trend, until, well-positioned, will, would” or similar expressions, as they relate to Comerica, or to economic, market or other environmental conditions or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences include credit risks (changes in customer behavior; unfavorable developments concerning credit quality; and declines or other changes in the businesses or industries of Comerica's customers); market risks (changes in monetary and fiscal policies; fluctuations in interest rates and their impact on deposit pricing; and transitions away from the Bloomberg Short-Term Bank Yield Index towards new interest rate benchmarks); liquidity risks (Comerica's ability to maintain adequate sources of funding and liquidity; reductions in Comerica's credit rating; and the interdependence of financial service companies and their soundness); technology risks (cybersecurity risks and heightened legislative and regulatory focus on cybersecurity and data privacy); operational risks (operational, systems or infrastructure failures; reliance on other companies to provide certain key components of business infrastructure; the impact of legal and regulatory proceedings or determinations; losses due to fraud; and controls and procedures failures); compliance risks (changes in regulation or oversight, or changes in Comerica’s status with respect to existing regulations or oversight; the effects of stringent capital requirements; and the impacts of future legislative, administrative or judicial changes to tax regulations); strategic risks (damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; the implementation of Comerica's strategies and business initiatives; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; and any future strategic acquisitions or divestitures); and other general risks (changes in general economic, political or industry conditions; negative effects from inflation; the effectiveness of methods of reducing risk exposures; the effects of catastrophic events, including pandemics; physical or transition risks related to climate change; changes in accounting standards; the critical nature of Comerica's accounting policies, processes and management estimates; the volatility of Comerica’s stock price; and that an investment in Comerica’s equity securities is not insured or guaranteed by the FDIC). Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 14 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2023. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Safe Harbor Statement 2©2024, Comerica Inc. All rights reserved.

Leading Bank for Business with strong Retail & Wealth Management capabilities Right size for our customers Products & services tailored to meet the unique needs of our customers Strong capital position with CET1 of 11.55%1 Proven credit discipline with peer-leading 2Q24 net charge off performance amongst peers2 Abundant liquidity position enhancing flexibility Payments leadership & product investment Strategic Wealth Management partnerships Capital Markets solutions drive revenue & deepen relationships Targeted deposit strategies including Small Business Favorable momentum from swaps & securities portfolio Liability sensitive position & expect to benefit from lower rate environment Poised to drive balance sheet growth over time Unique Business Model Built on a Strong Foundation Complemented by Strategic Investments Positioned for Growth 3 Compelling Value Proposition Successful strategy & structural tailwinds create favorable earnings opportunity ©2024, Comerica Inc. All rights reserved. 1As of 2Q24 2Source for peer data: S&P Global Market Intelligence & company press releases APPENDIX

Diversified Businesses

Unique & complementary model

Commercial Bank	Wealth Management	Retail Bank
Deliver a first-class commercial solution as a "Leading Bank for Business" including a robust digital suite Grow Middle Market, Business Banking & Specialty Businesses in which we have expertise	Generate capital-efficient fee income Focus on organic & other strategic growth opportunities	Deliver a high level of service to customers across all touchpoints Provide important funding source for the Corporation in terms of size, granularity & deposit diversification

Cohesive relationship strategy across our divisions unlocks the value of our franchise

Loans[1]

86% | 10% | 4%

■ Commercial Bank ■ Wealth Management ■ Retail Bank

Deposits[1]

49% | 6% | 39% | 6%

■ Commercial Bank ■ Wealth Management ■ Retail Bank ■ Other

[1]Average 2Q24 Loans and Deposits, respectively. See Quarterly Average Loans & Quarterly Average Deposits slides for more details.

©2024, Comerica Inc. All rights reserved.

5

Diversified Geographic Footprint

Large, higher growth urban markets	Predominance of middle market companies & wealth management opportunities	Highly integrated, cost-effective platform

Texas

- Established: 1988
- #2 largest state GDP
- Business friendly environment
- Dallas-Fort Worth, Houston, Austin, San Antonio

California

- Established: 1991
- #1 largest state GDP
- Deep industry expertise
- L.A., San Diego, San Jose, San Francisco

Michigan

- Established: 1849
- #14 largest state GDP
- Large retail deposit base
- Detroit, Ann Arbor, Grand Rapids, Lansing

Offices Across U.S.

■ Primary Markets ■ Other Markets ● Office Locations



Southeast

- Strong population growth & manufacturing base
- 3 commercial offices in Raleigh, Winston-Salem & Charlotte
- New offices in SC & GA
- Serving customers in FL, GA, NC, TN, SC & VA

Mountain West

- Fast growing economy, attractive climate
- 1 office in Denver
- Serving customers in AZ & CO

International Presence

- Our North America platform enables us to fulfill the U.S., Mexican & Canadian dollar-based needs of our customers

Loans[1]

22% | 36% | 25% | 17%

■ MI ■ CA ■ TX ■ Other Markets

Deposits[1]

36% | 26% | 14% | 24%

■ MI ■ CA ■ TX ■ Other Markets

[1]Average 2Q24 Loans and Deposits, respectively. See Quarterly Average Loans & Quarterly Average Deposits slides for more details.

©2024, Comerica Inc. All rights reserved.

6

The Right Balance

Positioned to effectively meet the unique needs of our target customers

Tailored solutions & customized product offerings to meet our customers needs

Localized advice for our customers

Community engagement recognizing we all play a role in advancing the markets & communities we serve

Small Bank Service


FDIC
THE BEST OF BOTH WORLDS.

Large Bank Capabilities

Comprehensive suite of products & services including credit capacity, treasury management, & capital market solutions

Experienced & tenured team delivering consistency to our relationships across markets & businesses

Industry expertise adding unique value to customers across core businesses & specialized verticals

What Our Customers Say…

"Working with Comerica has consistently been a fantastic experience for our small business."
– Small Business Customer

"Comerica has created a lot of flexibility in our operating model so that we could make decisions to further our growth."
– TLS Customer

"Comerica actually put a plan together to help us…They saw what we wanted to do."
– Commercial Bank Customer

©2024, Comerica Inc. All rights reserved.

7

Strategic investments in products & services to drive noninterest income



Payments

Expanding solutions to help customers prevent fraud coming in the door

Investing in a fast & secure onboarding experience with fewer, more meaningful touchpoints

Focused on providing trusted advice that scales for our customers' growth



Wealth Management

Uniquely positioned to serve business owners & executives

Market leader in 3rd party fiduciary services

Established strategic partnerships to enhance solution set



Capital Markets

Expanding Loan Syndications staffing & marketing capabilities

Customer risk management products (F/X & interest rate / energy hedging) re-aligned to enhance customer & marketing focus

Strengthen value add for customers in debt & equity capital markets

Enhanced recruiting programs

©2024, Comerica Inc. All rights reserved.

8

Talent as our Competitive Advantage

Comerica

Our colleagues deliver differentiated value to our customers

Experienced

- Long-tenured[1] team provides consistency
  - >24 years Business Leaders
  - ~11 years Relationship Managers
  - ~19 years Group Managers
- Specialized knowledge in industry verticals
- Executive Leadership reflects strategic mix of tenured CMA experience combined with select external talent & subject matter expertise

Skilled

- Distinguished Commercial Banking Development Program delivers talent
- Credit & frontline expertise balanced
- Award winning leadership development programs

Diverse

- Deeply embedded culture supports inclusion
- Aiming to reflect customers & markets we serve
- 53% of managers are female[2]
- 43% of U.S. employees are racial/ethnic minorities[2]
- Executive Leadership is >41% female & ~18% are racial/ethnic minorities[3]

Recent Awards & Recognition

175 Years of Raising Expectations

2024 Top Workplaces USA Award by Energage

Top Women Employer & Supplier Diversity Program

One of America's Most JUST Companies by JUST Capital & CNBC

Best Places to Work for Women and Diverse Managers by Diversity MBA Media

[1]As of 7/19/24 • [2]As of 12/31/23 • [3]As of 9/4/24

©2024, Comerica Inc. All rights reserved.

9

Our Differentiated Value Proposition

Comerica

A Leading Bank for Business complemented by strong Retail & Wealth Management

Distinctive Commercial Franchise

- **Long-standing, trust-based customer relationships**, averaging >15 years in Middle Market
- Tenured, **expert relationship & group managers** with average ~10 & ~20 years at Comerica, respectively
- Consistent, disciplined **credit underwriting** standards & a "through-the-cycle" mindset
- Diversified business mix with **attractive, growth & relationship-oriented** business lines like Middle Market, Environmental Services & Small Business
- **Complimentary marketing services** to help small businesses grow

Complementary fee & relationship products

- Distinctive **Treasury Solutions** used for ~91% of Commercial noninterest-bearing deposits
- Complementary **Capital Markets business**
- Differentiated **Wealth Management business** specializing in the needs of business owners and executives, used by 40% of Commercial clients[1]
- Largest third-party fiduciary business in the country with **Advisor Solutions** serving some of the country's largest Broker Dealers in Estate Settlement; Oil, Gas & Mineral Management; Special Needs Trusts & Philanthropic

Robust, low-cost deposit base

- **Deep, sticky operating accounts** with our C&I customers driving an 80% loan-to-deposit ratio, below our 15-year average
- **Expert bankers** serving **tenured customer relationships** with average customer deposit balance exceeding industry
- Growing small business segment of **deposit rich relationships** (97% have a deposit relationship)

Efficient technology & operations

- Lean, modern **technology architecture & delivery** model
- ~75% of our business applications are **Cloud & SAAS based**
- Investment spend focused on areas of **true competitive advantage**
- Modernization journey to **transform retail delivery** to optimize experience & efficiency
- Taking incremental actions to **enhance efficiencies**

3/31/24 • [1]As of 12/31/23

©2024, Comerica Inc. All rights reserved.

10

Loan Update

Muted QTD demand & low utilization driving relatively flat average balances through 8/31/24; pipeline trends remain strong


Loan Trends
($ in billions; average)
54.0
52.8
51.4
51.1
51.0
51.3
50.6
3Q23
4Q23
1Q24
2Q24
3Q24 thru 8/31
Quarterly
Jul-24
Aug-24
Monthly

Quarter-to-Date Trends Through 8/31

- ~$0.1B decrease in QTD average loans[1]
  - Declines in US Banking & National Dealer Services offset by growth in Commercial Real Estate
- Pipeline trends remain strong
- **FY24 Outlook[2]:** Demand & utilization trends expected to pressure guidance


Loan Commitments
(period-end: $ in billions)
57.0
55.5
53.7
50.9
50.0
50.1
50.1
2Q23
3Q23
4Q23
1Q24
2Q24
Quarterly
Jul-24
Aug-24
Monthly

3Q24 metrics through 8/31/24 are preliminary & subject to change. • [1]Comparisons of 3Q24 through 8/31/24 vs 2Q24 • [2]Outlook as of 9/9/24

©2024, Comerica Inc. All rights reserved.

11

Deposits Update

Stable customer deposit trends & peer leading NIB mix


Deposit Trends
($ in billions; average)
65.9
66.0
65.3
63.1
63.7
63.1
64.3
39%
38%
3Q23
4Q23
1Q24
2Q24
3Q24 thru 8/31
Average Balances
Jul
Aug
Monthly Average Balances
Noninterest-bearing (NIB)
Interest-bearing (IB)


Noninterest-bearing % of Total Deposits
(Avg; percentages; 2Q24)
16 WBS
19 HBAN
20 KEY
21 CFG
24 BOKF
24 SNV
24 FITB
25 FHN
29 MTB
32 RF
32 WAL
34 CFR
34 ZION
40 CMA
26
Peer Average

Quarter-to Date Trends Through 8/31

- QTD average deposits up ~$0.7B from 2Q24 average, or $0.2B excluding brokered time deposits[1]
  - ~$1.5B increase in average interest-bearing deposits which includes $0.5B increase in average brokered time deposits
  - ~$0.8B decrease in average noninterest-bearing
- NIB average deposit mix ~38% QTD; average loan to deposit ratio of 80%
- **FY24 Outlook[2]:** Favorable customer deposit trends, but lower than expected brokered time deposits may pressure total deposit guidance

3Q24 metrics through 8/31/24 are preliminary & subject to change. • Source for peer data: S&P Global Market Intelligence & company press releases; for a comprehensive list of our peer group please see our 2024 Proxy Statement • [1]Comparisons of 3Q24 through 8/31/24 vs 2Q24 • [2]Outlook as of 9/9/24

©2024, Comerica Inc. All rights reserved.

12

©2024, Comerica Inc. All rights reserved. Liquidity Abundant liquidity & funding capacity enhances flexibility 1Securities at the FHLB are incremental to Unencumbered Securities at Market Value 2Total Liquidity Capacity amounts may not foot due to rounding 13 • Repaid $3.5B of wholesale funding in 2Q24 (average): • $1.9B in maturing FHLB advances • $1.6B in brokered time deposits • Scheduled FHLB Maturities of $1B annually from 2025-2028 Source (8/31/24) $ in billions Amount or Total Capacity Remaining Capacity Cash 6.7 6.7 FHLB (securities1 & loan collateral) 17.2 13.2 Unencumbered Securities at Market Value 8.6 8.6 Discount Window (loan collateral) 17.2 17.2 Total Liquidity Capacity2 $45.7 billion Total Liquidity Capacity (ex. Discount Window)2 $28.5 billion Low Unsecured Debt Obligations (Debt Maturities, $ in millions) 78% 86% 50% 60% 70% 80% 90% 100% 110% 120% 130% 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 1Q 24 2Q 24 3Q 24 Loan to Deposit Ratio Below Historical Average (period-end) 350 400 550 1,000 500 2024 2025 2026 2027 2028 2029 2030 2033 th ru 8 /3 1 Interest Rate Sensitivity Largely achieved strategic objective to protect earnings from rate volatility; positioned to benefit from rate decline 8/31/24 1Outlook as of 9/9/24 2For methodology see Company’s Form 10-Q, as filed with the SEC on 7/26/24. Estimates are based on simulation modeling analysis from our base case which utilizes June 2024 average balances & assume all loan hedges quality for hedge accounting 14©2024, Comerica Inc. All rights reserved. • >33% increase to FY22 NII over FY21 (including PPP) • 4 - 5% increase in 4Q22 over 3Q22 (including PPP)Management Outlook for Net Interest Income1 • FY24 Outlook: Expect to perform in line with guidance Estimated 12-Month Net Interest Income Impact Relative to Baseline 100 bps gradual decrease $28MM 100 bps gradual decrease & 60% incremental beta $47MM 100 bps gradual increase -$43MM 100 bps gradual increase & 60% incremental beta -$71MM Sensitivity Analysis as of 6/30/24 Rates UP Rates DOWN Loan Balances Modest increase Modest decrease Deposit Balances Moderate decrease Moderate increase Deposit Beta ~48% per incremental change Securities Portfolio Partial reinvestment of cash flows Hedging (Swaps) No additions modeled 6/30/24 Model Assumptions2 100 bps (50 bps avg) gradual, non-parallel rise

Capital Management

Comerica

Maintained capital position above target CET1 of ~10%



CET1
Tier 1
11.48%
11.55%
12.01%
12.08%
7.99%
8.08%
7.0%
8.5%
1Q24
2Q24
1Q24
2Q24
Regulatory Minimum + Capital Conservation Buffer (CCB)
Estimated CET1 with AOCI opt-out



Accumulated Other Comprehensive Income
($ in billions)
(2.8)
(1.3)
(0.5)
(2.0)
(0.6)
(0.4)
(2.2)
(0.8)
(0.4)
(2.3)
(0.8)
(0.4)
(1.8)
(0.4)
(0.4)
3Q23
4Q23
1Q24
2Q24
8/31/2024
Securities
Swaps
Pension

Estimated Change in AOCI Derived Simulated Sensitivity Analysis for Securities & Swap Portfolios[1]

Scenarios		Est. AOCI Increase / (Decrease)
Rate shock + 100 bps	Static balances	($1.3B)
Rates shock - 100 bps	Static balances	$1.3B

Basel III Endgame Capital Considerations

We are not subject to these proposed rules with ~$80B in assets as of 6/30/24.

If subject to proposed Basel III Endgame capital requirements relating to AOCI opt-out changes, our estimated CET1 would exceed regulatory minimums & conservation buffer as of 6/30/24[2].



Common Equity Ratio
7.12%
7.24%
1Q24
2Q24



Tangible Common Equity Ratio3
6.36%
6.49%
1Q24
2Q24



Common Equity
($ in billions; period-end)
5.7
5.8
1Q24
2Q24

2Q24: AOCI impact[4] of (402 bps) | AOCI impact[4] of (407 bps) | AOCI impact of ($3.5)

[1]As of 8/30/24 • [2]Considers AOCI for securities & pension & related RWA benefit utilizing 6/30/24 risk weighting. Does not assume other potential Basel III Endgame impacts (such as market risk, operational risk & changes to standard counter-party risk). • [3]Refer to reconciliation of non-GAAP financial measures in appendix • [4]Represents the impact of $3.5B in AOCI on common equity and $2.4B in corresponding impacts to total assets

15

©2024, Comerica Inc. All rights reserved.

CMA vs Peers

Comerica



Loan Yield1
(percentages; 2Q24)
6.32
6.35
CMA
Peer Avg.



Loan Growth
(Period-end; percentages; 2Q24 vs 1Q24)
2.02
0.72
CMA
Peer Avg.



Loan to Deposit Ratio
(Period-end; percentages; 2Q24)
50 68 70 73 77 79 79 80 81 83 83 84 86 97
CFR BOKF FITB KEY RF WAL ZION CFG HBAN WBS CMA MTB SNV FHN
Peer Average



CET1 (Capital) Ratio
(percentages; 2Q24)
10.42 10.42 10.50 10.59 10.60 10.60 10.62 10.74 11.00 11.05 11.45 11.55 12.10 13.35
RF HBAN KEY WBS ZION SNV FITB CFG WAL FHN MTB CMA BOKF CFR
Peer Average



Tangible Common Equity Ratio Quarter over Quarter Change1
(percentages; 2Q24 vs. 1Q24)
2.0
1.6
CMA
Peer Avg.

2Q24 • Source for peer data: S&P Global Market Intelligence & company press releases • [1]Excluding CFR as data is not available

©2024, Comerica Inc. All rights reserved.

16

CMA vs Peers

Peer Leading Noninterest-bearing % of Total Deposits
(Avg; percentages; 2Q24)


16 19 20 21 24 24 24 25 29 32 32 34 34 40
WBS HBAN KEY CFG BOKF SNV FITB FHN MTB RF WAL CFR ZION CMA
Peer Average

Interest-bearing Deposit Change
(Avg.; percentages; 2Q24 vs 1Q24)


-3.1
1.4
CMA
Peer Avg.

Noninterest-bearing Deposit Change
(Avg.; percentages; 2Q24 vs 1Q24)


-4.0
-0.3
CMA
Peer Avg.

Total Deposit Cost
(Avg.; percentages; 2Q24)


1.94
2.25
CMA
Peer Avg.

2Q24 • Source for peer data: S&P Global Market Intelligence & company press releases

©2024, Comerica Inc. All rights reserved.

17

CMA vs Peers

Peer Leading Net Charge-offs (recoveries)
(percentages; 2Q24)


0.09 0.10 0.11 0.17 0.20 0.22 0.26 0.29 0.32 0.33 0.41 0.41 0.49 0.51
CMA ZION BOKF WAL CFR FHN WBS HBAN SNV KEY MTB RF FITB CFG

Allowance for Credit Losses
(as a percentage of total loans; 2Q24)


0.74 1.17 1.24 1.25 1.28 1.30 1.38 1.41 1.63 1.63 1.71 1.78 1.95 2.08
WAL BOKF ZION SNV CFR WBS CMA FHN CFG MTB KEY RF HBAN FITB

Nonperforming Assets Ratio
(as a percentage of total loans & foreclosed property; 2Q24)


0.38 0.38 0.44 0.46 0.51 0.55 0.60 0.63 0.68 0.73 0.88 0.91 1.08 1.50
CFR BOKF CMA ZION WAL FITB SNV HBAN KEY WBS RF FHN CFG MTB

Provision[1]
(as a percentage of total loans; 2Q24)


0.00
0.08
CMA
Peer Avg.

2Q24 • Source for peer data: S&P Global Market Intelligence & company press releases • [1]Excluding CFR as data is not available

©2024, Comerica Inc. All rights reserved.

18

2Q24 Review

Successful execution of strategic priorities positions for responsible growth



Period-end loans
($ in billions)
$50.8
$51.9
1Q24
2Q24
NIM
2.80%
2.86%
1Q24
2Q24
Noninterest income
($ in millions)
$236
$291
1Q24
2Q24
Noninterest expenses
($ in millions)
$603
$555
1Q24
2Q24
Net Charge-Offs
(% of total loans)
0.10%
0.09%
1Q24
2Q24
EPS
$0.98
$1.49
1Q24
2Q24

- Published 16th annual Corporate Responsibility Report
- Recognized as one of the **"Best Companies to Work For"**, **"Best in Financial Services"**, & **"Best Companies in the South"** by U.S. News
- Recognized as one of the **2024 Top 50 Companies** by Fair360, formerly DiversityInc
- Recognized as one of the **50 most community-minded companies** for 9th consecutive year by Points of Light
- Earned **Texas Bankers Foundation Cornerstone Award** for Comerica BusinessHQ
- Achieved $3.0B in Green Lending in 2Q; aligned with commitment to sustainability

©2024, Comerica Inc. All rights reserved.

19

2Q24 Results

Favorable customer trends, prudent credit discipline & reduced impact from notable items drove improved profitability compared to 1Q24

(millions, except per share data)	2Q24	1Q24	2Q23	Change From 1Q24	Change From 2Q23
Average loans	$51,071	$51,372	$55,368	$(301)	$(4,297)
Average deposits	63,055	65,310	64,332	(2,255)	(1,277)
Net interest income	533	548	621	(15)	(88)
Provision for credit losses	--	14	33	(14)	(33)
Noninterest income[1]	291	236	303	55	(12)
Noninterest expenses[1]	555	603	535	(48)	20
Provision for income tax	63	29	83	34	(20)
Net income	206	138	273	68	(67)
Earnings per share[2]	$1.49	$0.98	$2.01	$0.51	$(0.52)
Adjusted Earnings per share[2,3]	1.53	1.29	2.05	$0.24	$(0.52)
Efficiency Ratio[4]	67.77%	76.91%	57.70%		
CET1	11.55%	11.48%	10.31%		

Key Performance Drivers 2Q24 compared to 1Q24

- Average loans declined 0.6% due to muted 1Q demand; balances increased throughout 2Q
- ~69% of decline in average deposits due to deliberate 1Q reduction in brokered time deposits
- Net interest income impacted by lower Fed deposits from 1Q liquidity normalization & lower average loans; NIM increased
- Modest net charge-offs of 9 bps; reserve ratio declined to 1.38% reflecting expected, manageable credit trends
- Noninterest income benefited from favorable customer trends & absence of negative 1Q BSBY cessation impact
- Noninterest expenses declined with lower salaries & benefits & FDIC expense, largely from the 1Q special assessment
- Taxes impacted by higher pre-tax income & lack of 1Q favorable discrete items[5]
- Conservative approach to capital; maintained CET1 above our ~10% strategic target

[1]Includes gains/(losses) related to deferred comp asset returns of $4MM 2Q23, $6MM 1Q24, $0.5MM 2Q24 in noninterest income & $4MM 2Q23, $6MM 1Q24, $2MM 2Q24 in noninterest expense • [2]Diluted earnings per common share • [3]Refer to reconciliation of non-GAAP financial measures in appendix • [4]Noninterest expenses as a percentage of the sum of net interest income and noninterest income excluding net gains (losses) from securities, a derivative contract tied to the conversion rate of Visa Class B shares and changes in the value of shares obtained through monetization of warrants • [5]Reflects a $14MM benefit as a result of changes in the combined state income tax rate applicable to deferred tax assets & liabilities offset by discrete items from vested stock awards of $3MM in 1Q24

©2024, Comerica Inc. All rights reserved.

20

Descriptions of Notable Items

Comerica

Subject	Description
Impact of BSBY cessation announcement	• On November 15, 2023, Bloomberg Index Services Limited ("BISL") officially announced the future permanent cessation of Bloomberg Short-Term Bank Yield Index ("BSBY") on November 15, 2024. • This announcement resulted in a temporary loss of hedge accounting for a portion of cash flow hedges, driving recognition of unrealized losses related to applicable swaps previously in AOCI in 4Q23 & 1Q24 & an impact to net interest income expected quarterly from 4Q23 through 2028.
FDIC special assessment	• CMA recorded expense related to the FDIC's Deposit Insurance Fund (DIF) special assessment in 4Q23, 1Q24 & 2Q24.
Modernization & expense recalibration initiatives	• Actions taken to transform the retail banking delivery model, align corporate facilities, optimize technology platforms, enhance earnings power & create capacity for strategic & risk management investments resulted in severance charges.

©2024, Comerica Inc. All rights reserved.

21

Attractive Deposit Profile

Targeted focus on relationship deposits

Comerica

Better Risk Characteristics Compared to 2022

- Less concentrated in more vulnerable businesses
- Lower price sensitivity
- Lower percent of uninsured & excess deposits
- Retained strong mix of 40% average noninterest-bearing

Diversified Deposit Base

(2Q24 average)



Wealth Management 6%
Other 6%
Retail Bank 39%
Commercial Bank 49%

Stronger Profile than Pre-Pandemic

($ in billions)	YE 2019	YE 2022	6/30/2024
Loan-to-Deposit Ratio	88%	75%	83%
Total Deposits (Period-end)	$57.3	$71.4	$62.5
% Uninsured Deposits Per Call Report	60%	64%	47%
Adjusted for Affiliate Deposits[1]	54%	57%	41%

Stable & Tenured Core Deposit Base[2]

Diversified Across Markets & Businesses	• Highest concentrations in Retail Consumer (30%), Middle Market Lending (13%) & Small Business Banking (9%), inherently diversified business lines • Geographically dispersed
Holistic, Connected Relationships	• ~91% of Commercial Bank noninterest-bearing deposits utilize Treasury Management services; ~91% have ECA • Average Middle Market relationship has >7 Treasury Management products • ~89% Retail customers have checking account[3]
Tenured	• Average Middle Market relationship >15 years • Average Retail relationship ~16 years[3]
Active Operating Accounts	• Average Middle Market relationship deposit balances of ~$4MM (includes ~$2MM in noninterest-bearing) • Average Retail customer checking account balance of ~$28K[3]

2Q24 compared to 1Q24 • [1]Represents uninsured deposits using total deposits at the consolidated level for Comerica Inc. & subsidiaries, which is consistent with the presentation on the consolidated balance sheet, & excludes uninsured deposits eliminated in consolidation • [2]As of 6/30/24 • [3]Includes consumer & small business

©2024, Comerica Inc. All rights reserved.

22

Securities Portfolio

Expect future maturities to enhance earnings power

Comerica



Repayments created liquidity
(period-end; $ in billions)
0.1
12.3
12.4
21.0
2.7
18.3
20.4
2.9
17.4
20.0
3.6
16.3
19.5
2.7
16.9
19.2
2.9
16.2
18.6
3.0
15.7
4Q19
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
Valuation Adjustment
Fair Value (Reported on Balance Sheet)
Amortized Cost 1

Period-end 2Q24 portfolio decreased $0.6B[2]

- $323MM MBS payments & $250MM Treasury maturities
- Average 2Q24 portfolio decreased $578MM
- 3Q24: Estimated repayments ~$330MM MBS[3]
- Duration of 5.5 years[4]
  - Extends to 6.0 years under +200bps instantaneous rate increase[4]
- Net securities-related AOCI unrealized loss modestly increased to $2.3B (after tax)

Consistent Portfolio Strategy[5]

- Utilize natural portfolio attrition as liquidity source
- Pledge portfolio as collateral to access wholesale funding as needed
- 100% of portfolio is available-for-sale
- Modest treasury reinvestments planned in FY24 to maintain collateral requirements
- Expect non-treasury reinvestment potentially to resume ~year-end 2024

6/30/24 • Totals shown in graph above may not foot due to rounding • [1]Amortized cost reflects securities at par net of repayments and remaining unaccreted discount or premium • [2]2Q24 compared to 1Q24 • [3]Outlook for legacy portfolio as of 7/19/24 assuming 6/30/24 forward curve • [4]Estimated as of 6/30/24 • [5]Portfolio largely consists of fixed rate securities, no material floating rate investments

©2024, Comerica Inc. All rights reserved.

23

Net Interest Income

Comerica

Lower Fed deposits & average loans offset reduced wholesale funding & improved interest-bearing deposit cost; NIM increased



Net Interest Income
($ in millions)
621
2.93
2Q23
601
2.84
3Q23
584
2.91
4Q23
548
2.80
1Q24
533
2.86
2Q24
Net Interest Margin %

$548MM		**1Q24**		**2.80%**
- 5MM		**Loans**		- 0.01
	- 7MM	Lower balances	- 0.02	
	+ 2MM	Portfolio dynamics	+ 0.01	
- 1MM		**Securities Portfolio**		+ 0.00
- 42MM		**Fed Deposits**		- 0.10
+ 12MM		**Deposits**		+ 0.07
	+ 16MM	Interest-bearing balances & mix	+ 0.09	
	- 4MM	Rates	- 0.02	
+ 21MM		**Wholesale Funding**		+ 0.10
	+ 27MM	FHLB advances	+ 0.14	
	- 3MM	Medium & long-term debt	- 0.02	
	- 3MM	Rates, incl. swaps	- 0.02	
$533MM		**2Q24**		**2.86%**

Net impact due to rates: ($7MM) on Net Interest Income & (4bps) on the NIM
BSBY Cessation: ($3MM) negative impact to Net Interest Income[1]

2Q24 compared to 1Q24 • [1]See BSBY Cessation Impacts slide for more details

©2024, Comerica Inc. All rights reserved.

24

25©2024, Comerica Inc. All rights reserved. Net Interest Income Expected Securities Repayments & Maturities2 ($ in millions) 564 590 460 490 551 473 1.64% 1.50% 1.32% 1.36% 1.26% 1.32% 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 Contractual Swap Notionals as of 6/30/241 ($ in billions; average; weighted average yield) Swap & securities attrition expected to create tailwind into 2025 Project 12 bps point to point higher yield & $1.1B lower notional from 2Q24 to 4Q25; lessens pressure on NII Deployment of liquidity from repayment of lower yielding securities expected to benefit NII, only partially offset by reinvestment 6/30/24 1Received fix/pay floating swaps; maturities extend through 3Q30; Table assumes no future terminations 2Outlook as of 7/19/24 23.5 23.6 23.4 23.3 22.9 22.4 2.51% 2.54% 2.55% 2.55% 2.57% 2.61% 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 186 154 178 217 226 0.33 0.29 0.34 0.43 0.44 (0.10) 0.10 0.30 0.50 0.70 0.90 1.10 1.30 1.50 2Q23 3Q23 4Q23 1Q24 2Q24 NPA/Loans % Credit Quality Decline in criticized loans, reserve & net charge-offs; migration remains manageable 2Q24 compared to 1Q24 1Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories 2A portion of the TLS portfolio is also considered Leveraged & also reflected in the Leveraged data Nonperforming Assets Well Below Historical Averages ($ in millions) Reduction in Criticized Loans1 ($ in millions) 728 736 728 728 717 1.31 1.38 1.40 1.43 1.38 - 1.00 2.00 3.00 4.00 5.00 6.00 2Q23 3Q23 4Q23 1Q24 2Q24 ACL/Loans % Decline in Allowance for Credit Losses ($ in millions) 2,048 2,290 2,405 2,688 2,430 3.7 4.3 4.6 5.3 4.7 - 2.00 4.00 6.00 8.00 10.00 12.00 2Q23 3Q23 4Q23 1Q24 2Q24 Criticized/Loans % 26©2024, Comerica Inc. All rights reserved. Lower Net Charge-Offs (Recoveries) ($ in millions) Portfolios with Incremental Monitoring Business Line or Portfolio 6/30 Loans % of Total Loans % Criticized Key Drivers Commercial Real Estate Business Line $10.3B 19.9% 4.3% Elevated rates impacting valuations & interest reserves Leveraged $2.9B 5.6% 9.1% Elevated rates impacting debt service coverage Automotive Production $0.9B 1.6% 9.7% Material / freight inflation & elevated rates pressuring customer profitability Senior Housing $0.8B 1.5% 41.4% Under pressure from interest rates, inflation & occupancy TLS2 $0.7B 1.4% 23.7% Elevated rates, lower valuations & slow fundraising activity driving higher relative risk (2) 6 20 14 11 -0.01 0.05 0.15 0.10 0.09 (0.20) (0.15) (0.10) (0.05) - 0.05 0.10 0.15 0.20 0.25 0.30 2Q23 3Q23 4Q23 1Q24 2Q24 NCO/Loans %

Noninterest Income

Growth in most customer-related income categories

Comerica



Noninterest Income[1]
($ in millions)
303
295
198
236
291
2Q23
3Q23
4Q23
1Q24
2Q24

Increased $55MM

- + $42MM risk management income benefit[2]
  - + $39MM BSBY cessation impact
  - + $3MM risk management income (PA)
- + $7MM capital markets income
- + $7MM fiduciary income
- + $4MM brokerage fees
- - $5MM deferred compensation asset returns (offset in noninterest expenses)

2Q24 compared to 1Q24 • [1]Includes Risk management hedging income related to price alignment (PA) received for Comerica's centrally cleared risk management positions $6MM 2Q23, $17MM 3Q23, $18MM 4Q23, $13MM 1Q24, $17MM 2Q24; Includes Credit Valuation Adjustment (CVA) $1MM 2Q23, ($2MM) 3Q23, ($0.2MM) 4Q23, $0.4MM 1Q24, ($0.1MM) 2Q24; Includes gains/(losses) related to deferred comp asset returns of $4MM 2Q23, ($3MM) 3Q23, $8MM 4Q23, $6MM 1Q24, $0.5MM 2Q24 • [2]See Comerica's prior disclosures regarding BSBY cessation impact, beginning on January 8, 2024, for more details.

©2024, Comerica Inc. All rights reserved.

27

Noninterest Expenses

Committed to driving efficiency

Comerica



Noninterest Expenses[1]
($ in millions)
535
555
718
603
555
57.7
61.9
91.9
76.9
67.7
2Q23
3Q23
4Q23
1Q24
2Q24
Efficiency Ratio %

Decreased $48MM

- - $25MM salaries & benefits
  - - $19MM stock-based compensation
  - - $5MM payroll taxes
  - - $5MM deferred compensation (offset in other noninterest income)
  - - $3MM 401-K expense
  - + $4MM severance costs
  - + $3MM annual merit increases
  - + $2MM staff insurance
- - $17MM FDIC insurance (primarily driven by special assessment)
- - $12MM other noninterest expense
  - - $9MM consulting
  - - $4MM operational losses
  - - $3MM lower asset impairment costs
- + $4MM advertising

Notable Items in 2Q results

- **FDIC:** $3MM expense related to estimated net increase in special FDIC assessment in addition to $16MM special assessment in 1Q24
- $2MM expense related to modernization & expense recalibration initiatives

2Q24 compared to 1Q24 • [1]Includes modernization & expense recalibration initiatives $7MM 2Q23, ($14MM) 3Q23, $21MM 4Q23; FY23 $31MM; $1MM 1Q24, $2MM 2Q24; Includes gains/(losses) related to deferred comp plan of $4MM 2Q23, ($3MM) 3Q23, $8MM 4Q23, $6MM 1Q24, $2MM 2Q24; Variance may not foot due to rounding

©2024, Comerica Inc. All rights reserved.

28

Expense Management

Track record of discipline & efficiency

- Balancing selective, strategic investments to support revenue generation & further enhance risk management
- Continued investment in technology
- Optimizing footprint, modernizing facilities

Expense Re-Calibration Efforts Underway

Optimizing footprint:

- Optimizing footprint
- Closing 26 banking centers
- Continued re-alignment of corporate facilities

Colleague efficiency & processes:

- Organizational realignment
- Eliminated ~250 total positions
- Product optimization
- Streamlined managerial layers
- Review third party spend

Employees
(FTE)


9,035
7,608
-16%
2012
2Q24

5-year Noninterest Expense CAGR
2Q24-3Q23 vs. 2Q19-3Q18

CMA	6.71%
Peer Average	9.75%
Peer Average ex. WAL[1]	7.84%

6/30/24 • Source for peer data: S&P Global Market Intelligence • [1]Excluding WAL due to mergers & acquisitions

©2024, Comerica Inc. All rights reserved.

29

Quarterly Average Loans

Comerica

Business Line	2Q24	1Q24	2Q23
Middle Market			
General	$11.6	$11.5	$12.9
Energy	1.4	1.4	1.5
National Dealer Services	5.7	5.7	5.8
Entertainment	1.1	1.1	1.1
Tech. & Life Sciences	0.7	0.7	0.9
Equity Fund Services	1.7	2.0	3.4
Environmental Services	2.5	2.4	2.4
Total Middle Market	$24.7	$24.8	$28.1
Corporate Banking			
US Banking	4.0	4.1	4.5
International	1.5	1.5	1.7
Commercial Real Estate	10.3	10.2	8.9
Mortgage Banker Finance	--	0.1	1.5
Business Banking	3.2	3.1	3.1
Commercial Bank	**$43.7**	**$43.9**	**$47.9**
Retail Bank	**$2.3**	**$2.3**	**$2.2**
Wealth Management	**$5.0**	**$5.2**	**$5.3**
TOTAL	**$51.1**	**$51.4**	**$55.4**

By Market	2Q24	1Q24	2Q23
Michigan	$11.5	$11.7	$12.6
California	18.2	18.4	18.8
Texas	12.8	12.6	12.3
Other Markets[1]	8.6	8.8	11.8
TOTAL	**$51.1**	**$51.4**	**$55.4**

Loan Portfolio
(2Q24 Period-end)


Fixed Rate 10%
Prime-based 3%
90-Day+ Rate 6%
$51.9B
Synthetically fixed from swaps 45%
≤30-Day Rate[3] 36%
= Total Fixed Rate (55%)[2]

$ in billions • Totals shown above may not foot due to rounding. Certain prior quarter amounts have been reclassified to conform to the current quarter presentation. • [1]Other Markets includes FL, AZ, International Finance Division & businesses that have a significant presence outside of the three primary geographic markets • [2]Fixed rate loans include $23.4B receive fixed/pay floating (30-day) SOFR, BSBY & Prime interest rate swaps; Forward dated hedges are excluded • [3]Includes ~3.4% of Daily SOFR

©2024, Comerica Inc. All rights reserved.

30

Quarterly Average Deposits

Comerica

Business Line	2Q24	1Q24	2Q23
Middle Market			
General	$16.7	$17.4	$16.1
Energy	0.3	0.3	0.5
National Dealer Services	0.9	0.9	1.0
Entertainment	0.4	0.4	0.3
Tech. & Life Sciences	2.9	3.1	3.4
Equity Fund Services	0.8	0.8	1.0
Environmental Services	0.3	0.4	0.3
Total Middle Market	$22.3	$23.2	$22.6
Corporate Banking			
US Banking	2.0	2.1	1.4
International	1.9	2.0	1.8
Commercial Real Estate	1.5	1.4	1.4
Mortgage Banker Finance	--	0.1	0.4
Business Banking	3.5	3.5	3.4
Commercial Bank	**$30.9**	**$32.0**	**$30.8**
Retail Bank	**$24.6**	**$24.4**	**$24.0**
Wealth Management	**$4.0**	**$3.9**	**$3.9**
Finance / Other[1]	**$3.3**	**$4.8**	**$5.4**
TOTAL	**$63.1**	**$65.3**	**$64.3**

By Market	2Q24	1Q24	2Q23
Michigan	$22.5	$23.2	$21.9
California	16.4	16.3	16.0
Texas	9.2	9.4	9.4
Other Markets[2]	11.6	11.6	11.6
Finance / Other[1]	3.3	4.8	5.4
TOTAL	**$63.1**	**$65.3**	**$64.3**

Peer Leading Deposit Mix: 40% Noninterest-bearing

(2Q24 Average)


Retail Noninterest-bearing 12%
Total $63.1B
Commercial Noninterest-bearing 28%
Commercial Interest-bearing 31%
Retail Interest-bearing 29%

$ in billions • Totals shown above may not foot due to rounding. Certain prior quarter amounts have been reclassified to conform to the current quarter presentation. • [1]Finance/Other includes items not directly associated with the geographic markets or the three major business segments • [2]Other Markets includes FL, AZ, International Finance Division & businesses that have a significant presence outside of the three primary geographic markets

©2024, Comerica Inc. All rights reserved.

31

BSBY Cessation Impacts

Majority of losses expected to accrete back in 2025 & 2026

Comerica

- **Accounting Impact:** Temporary loss of hedge accounting due to pending cessation of BSBY caused the recognition of unrealized losses in 4Q23 & 1Q24 & impacts net interest income. AOCI losses recognized in earnings over 12 months but accreted back to income over original life of swap.
- **Financial Impact:**
  - No economic impact as these losses are re-couped over time; ~90% of impact expected to accrete back by YE2026
  - Pre-tax gains or losses related to this accounting treatment impact CET1, but not Tangible Common Equity
  - Normal pay / receive cash flows remain uninterrupted
  - Net-tax impact reflects adjustments to AOCI balance over the life of the re-designated swaps[1]

	Actual			Projected[2]								
	4Q23	1Q24	2Q24	3Q24	4Q24	FY24	FY25	FY26	FY27	FY28	Total
Net Interest Income Impact	$2.8MM	$2.7MM	($3.1MM)	($9.0MM)	$16.2MM	$6.9MM	$83.5MM	$26.5MM	$8.4MM	$1.9MM	$130.1MM
Gain / (Loss) in Other Noninterest Income	($91.3MM)	($38.8MM)	-	-	-	($38.8MM)	-	-	-	-	($130.1MM)
Pre-Tax Income Impact	($88.5MM)	($36.0MM)	($3.1MM)	($9.0MM)	$16.2MM	($31.9MM)	$83.5MM	$26.5MM	$8.4MM	$1.9MM	$0.0MM

[1]Cessation impacts not expected to change and are not sensitive to market rates. [2]Projected non-cash net impact of amortization & accretion; included in Outlook unless otherwise indicated in an adjustment.

©2024, Comerica Inc. All rights reserved.

32

Shared National Credit (SNC) Relationships

Credit quality of our SNC relationships better than portfolio average

Comerica

- SNC loans increased $346MM in 2Q24 compared to 1Q24
- SNC relationships included in business line balances; we do not have a dedicated SNC line of business
- Approximately 700 borrowers
- Comerica is agent for 29% of loans
- Strategy: Pursue full relationships with ancillary business
- Adhere to same credit underwriting standards as rest of loan book
- Only ~3% of SNCs were criticized
- ~14% of SNCs were leveraged

2Q24 Period-end Loans

($ in billions)



Environmental Services $1.2 10%
Commercial Real Estate $1.0 9%
Entertainment $0.7 6%
Energy $1.3 11%
Total $11.9B
Corporate Banking $2.7 23%
National Dealer Services $1.3 11%
Equity Fund Services $0.7 6%
General Middle Market $2.7 23%
Tech. & Life Sciences $0.2 1%
= Total Middle Market (68%)

6/30/24 • SNCs are facilities greater than $100 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level

©2024, Comerica Inc. All rights reserved.

33

The Retail Bank: More than a Leading Bank for Business

Banking Personal & Small Business customers in growth markets across the US

Comerica

39% Bank's Total Deposits at 6/30/24	18% Small Business Customers
~$28K Avg. Customer Deposits	82% Personal Customers
~380 Banking Centers 28 Districts 5 Regions	Alternative Channels: •Contact Center •ATM / ITM •Online & Mobile

Investing for Growth with 3 Key Initiatives

Elevating Small Business

Strategic investment in sales coverage, marketing & essential technology to enable growth.

Modernizing for Growth

Harness digital investments to transform experience, drive growth & expand into new markets.

Enabling Performance

Reimagined roles, expectations and behaviors drive consistency in customer engagement & experience.

Aspirational Target for Small Business:

Top 10 market share in all major markets; currently 3rd in Michigan

107
People
Small Business Bankers, serving communities within the Comerica Bank footprint

6
New Products
Scored Loans & LOCs, 2 Maximize Treasury Bundles, Zelle, Comerica SizeUp Small Businesses

$1.4B[1]
Community Support
Dollars in Small Business Lending commitments in communities across the Comerica footprint

CoWorkSpaces. SmallBizCo-op.

Aspirational Target for Personal Banking:

Financial Wellness for every customer driving primacy

6x[2]
Year-over-Year increase of customer Financial Wellness Assessments

205%[2]
Year-over-Year growth of our Refer-a-Friend program, supporting customer and deposit growth

6/30/24 • [1]2023 Annual Community Support • [2]12/31/23 compared to 12/31/22

©2024, Comerica Inc. All rights reserved.

34

Wealth Management

Leading the way to your business and personal success

Comerica Financial Advisors

$14B: Successfully converted assets to the Ameriprise platform offering our clients premium technology, products, services, financial planning, & research capabilities as of November 2023 (date of conversion)

$27B: Comerica Financial Advisors assets as of June 2024

90%: Advisor retention rate leading up to & through conversion

$5MM: Since initiating our new recruiting model at the end of Q1 2024, we have signed offers & onboarded advisors with >$5MM in trailing annual revenue. Our pipelines are at a historical high point.

Performance

43%: Comerica Advisor Solutions YOY sales growth 1/1/2024 – 6/30/2024

41%: YOY sales growth in Private Wealth Investment Management & Trust[1]

11%: YOY revenue growth in Private Wealth Specialty Fiduciary[1]

7%: YOY balance growth in average Loans[1]

Expansion

124: New Relationships added to Private Wealth in 2024
- Average client balances: $3.6MM
- Average client revenue: $31K

$3B: Successfully recruited a Wealth team with $3B in total relationship balances in Q3'2023

40%: Penetration rate into our Middle Market channel, broadening our reach & overall Bank client wallet share; up 6% YOY[1]

Let us Raise Your Expectations of Wealth Management

Get started with concierge-style services & first-class privileges you deserve

[1] Full year 2023 versus full year 2022
©2024, Comerica Inc. All rights reserved.

35

Commercial Real Estate Business Line

Growth driven by multifamily & industrial projects; excellent credit quality

Primarily Lower Risk Multifamily & Industrial[1]
(2Q24 period-end)


Industrial / Storage 34%
Retail 5%
Office 5%
Single Family 1%
Total $9.7B
Other 3%
Land Carry 2%
Multi use 2%
Multifamily 48%

Excellent Credit Quality in Commercial Real Estate Business
No significant net charge-offs since 2014
($ in millions)

	2Q23	3Q23	4Q23	1Q24	2Q24
NAL	0.9	0.0	18	18	18
Criticized[2]	246	458	481	443	448
% Criticized	2.7%	4.8%	4.8%	4.3%	4.3%
NCO (Recoveries)	(0.13)	(0.70)	(0.38)	(0.01)	(0.26)

Strong Credit Profile Driven by:

- Long history of working with well-established, proven developers; >90% of new commitments from existing customers
- Experienced relationship team; average tenure:
  - CRE line of business leadership: ~27 years
  - Relationship managers: ~19 years
  - CRE credit approval team: ~25 years
- Significant up-front equity required (typically averaging 35-40%, often from institutional investors)
- ~70% has recourse
- Majority of commitments are construction
- Primary strategy is financing development of Class A, urban infill multi-family & warehouse distribution in major sun belt metros (32% CA, 27% TX, 12% Southeast, 11% Southwest)
- Modest credit migration driven by elevated rate environment, but remained very manageable
- >50% of the portfolio maturing by the end of 2025
- 4th consecutive quarter of lower commitments

Total CMA Office Exposure

- **Not primary strategy:** Total CMA office loans of $746MM, or <1.5% of total loans; outstandings within CRE LOB of $452MM, or <1% of total CMA loans
- **Selective geography:** Urban in-fill & suburban strategy
- **Majority recourse:** Strong sponsors critical to underwriting
- **Monitoring credit:** Criticized loans totaling ~$132MM (or ~18% of total office portfolio)

6/30/24 • [1]Excludes CRE business line loans not secured by real estate • [2]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories
©2024, Comerica Inc. All rights reserved.

36

Total Office Portfolio

Not a primary strategy

Comerica

Geographic Diversification By State	
$ millions	6/30/24
California	$301.1
Texas	228.4
Michigan	61.4
Washington	39.7
Arizona	34.4
Nevada	11.9
Georgia	4.7
Illinois	4.4
Florida	1.5
Subtotal	687.5
Other[1]	58.7
Total Loans	**$746.2**

Key Office Portfolio Metrics		
$ millions	6/30/24	3/31/24
Total Loans	$746.2	$821.7
Avg Loan Outstanding	$5.0	$5.7
Net Charge Offs	0.5%	0%
Delinquencies[2]	2%	0%
Non-Performing Loans	3%	3%
Criticized Loans	18%	19%

6/30/24 • [1]Other includes 3 loans to funds secured by multiple properties • [2]Loans 30 days or more past due

©2024, Comerica Inc. All rights reserved.

37

Multi-family Portfolio

Comerica

Geographic Diversification By State	
$ millions	6/30/24
California	$1,649.2
Texas	1,397.5
Florida	372.6
Arizona	240.7
Washington	226.8
North Carolina	194.8
Michigan	148.9
Oregon	147.8
Colorado	146.4
Subtotal	4,524.7
Other[1]	456.6
Total Loans	**$4,981.3**


California
46%
28%
10%
7%
9%
LA County
Bay Area
Orange County
Sacramento County
Other


Texas
44%
32%
15%
9%
DFW
Austin
Houston
San Antonio

Key Multi-family Portfolio Metrics		
$ millions	6/30/24	3/31/24
Total Loans	$4,981.3	$4,834.2
Avg Loan Outstanding	$16.7	$16.2
Net Charge Offs	0%	0%
Delinquencies[2]	0%	0%
Non-Performing Loans	0%	0%
Criticized Loans	5%	4%

6/30/24 • [1]Other includes various other states • [2]Loans 30 days or more past due

©2024, Comerica Inc. All rights reserved.

38

Energy Primarily E&P exposure 6/30/24 1Includes Services of 2Q23 $21MM; 3Q23 $27MM; 4Q23 $11MM; 1Q24 $10MM; 2Q24 $8MM 2Q24 Period-end Loans ($ in millions) Midstream Exploration & Production1 ©2024, Comerica Inc. All rights reserved. 39 • Exposure $3.4B / 40% utilization • Hedged 50% or more of production • At least one year: 72% of customers • At least two years: 44% of customers • Focus on larger, sophisticated E&P and Midstream companies • E&P: • 58% Oil-focused • 23% Natural Gas focused • 19% Oil/Gas balanced • Excellent credit quality • <1% Criticized loans • $(9.4MM) Net recoveries 1,168 1,127 1,070 1,048 1,109 312 310 312 310 300 1,480 1,437 1,382 1,358 1,409 2Q23 3Q23 4Q23 1Q24 2Q24 Toyota/Lexus 12% Honda/Acura 11% Ford 6% GM 7% Jaguar/Land Rover 6% Stellantis 9% Mercedes 7% Nissan/ Infiniti 3% Other European 13%Other Asian 8% Other 18% National Dealer Services 75+ years of floor plan lending 6/30/24 1Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans) Franchise Distribution (Based on 2Q24 period-end loan outstandings) • Top tier strategy • National in scope • Focus on “Mega Dealer” (five or more dealerships in group) • Strong credit quality; Robust monitoring of company inventory & performance • Floor Plan remained below historical averages 2.8 1.9 2.2 2.0 1.2 0.6 0.6 0.6 0.8 1.0 1.2 1.4 1.7 1.7 2.1 2.0 2.2 6.2 5.3 5.5 5.3 4.4 3.8 3.9 4.1 4.5 4.8 5.1 5.4 5.8 5.8 6.0 5.7 5.7 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 Floor Plan Average Loans ($ in billions) Total $6.1B 1 ©2024, Comerica Inc. All rights reserved. 40

3,408 3,281 3,312 3,070 2,933 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 2Q23 3Q23 4Q23 1Q24 2Q24 909 832 791 713 724 2Q23 3Q23 4Q23 1Q24 2Q24 Technology & Life Sciences ~30 years of deep expertise & strong relationships with top-tier investors 6/30/24 Average Loans ($ in millions) • Manage concentration to numerous verticals to ensure widely diversified portfolio • Closely monitor cash balances & maintain robust backroom operation • 10 offices throughout US & Canada Strong Loan to Deposit Ratio Relative to Other Business Lines ($ in millions) Growth 58% Early Stage 13% Late Stage 29% Customer Segment Overview (approximate; 2Q24 period-end loans) Total $747MM ©2024, Comerica Inc. All rights reserved. 41 Equity Fund Services Strong relationships with top-tier Private Equity firms 6/30/24 • Customized solutions for Private Equity & Venture Capital firms • Credit Facilities (Funds, General Partners, Management Companies) • Treasury Management • Capital Markets, including Syndication • Customers in the US & Canada • Well-diversified across funds with various industry strategies • Drives connectivity with other teams • Middle Market • Commercial Real Estate • Environmental Services • Energy • TLS • Private Banking • Strong credit profile • No charge-offs • No criticized loans Average Balances ©2024, Comerica Inc. All rights reserved. 42 3,378 2,815 2,453 1,981 1,690 1,631 1,997 2Q23 3Q23 4Q23 1Q24 2Q24 1Q24 2Q24 Period-end Balances Loans ($ in millions)

Environmental Services Department

Experienced team; specialized industry, committed to growth

- 15+ year experienced team with 20+ year management tenure
- Dedicated relationship managers advise & guide customers on profitably growing their business by providing banking solutions
- Focus on middle market-sized companies with full banking relationships
- Historically strong credit quality

Waste Management & Recycling (~75% of loan portfolio)

- Insight & expertise with:
  - Transfer stations, disposal & recycling facilities
  - Commercial & residential waste collection
  - Financing for M&A and growth capital

Renewable Energy Solutions (~25% of loan portfolio)

- Formed group in 2022; active in the landfill-gas-to-energy & biomass industries for more than a decade
- Expanded focus to also include solar, wind, anaerobic digestion, & battery energy standalone storage



Average Loans
($ in millions)
2,418
2,383
2,365
2,376
2,452
2Q23
3Q23
4Q23
1Q24
2Q24

6/30/24

©2024, Comerica Inc. All rights reserved.

43

Direct Express

Program update provided at 2Q24 earnings: Preliminary notification of non-selection

Program Overview

- **Summary:** Comerica Bank is the exclusive issuer of the Direct Express debit card for approximately 4.5 million federal benefit recipients as of June 30, 2024.
- **Driving Financial Inclusion:** Helping the U.S. Department of the Treasury, Bureau of the Fiscal Service (U.S. Treasury) provide recipients ready, safe access to their government benefits was the founding mission of the Direct Express Program. The prepaid card program is intended to deliver benefits more cost effectively and securely and to be an on-ramp to financial inclusion for millions of unbanked Americans, providing recipients the tools they need to participate fully in the economy.
- **Renewal History:** In 2008, 2014 and again in 2020, Comerica Bank was selected by the U.S. Treasury as the Financial Agent for their Direct Express Debit MasterCard Program. Comerica Bank's contract with the U.S. Treasury expires in early 2025.
- **Strong Customer Satisfaction:** Since inception of the program, Comerica has achieved a 90% (or better) cardholder satisfaction rating.
- **Prioritizing Security:** Since 2013, the U.S. Treasury has required all federal benefit recipients (with a few grandfathered exceptions) to receive their monthly benefits electronically, either by direct deposit or through the Direct Express debit card. With 100% of cardholders using EMV chip and PIN, it can be considered one of the most secure prepaid cards in the industry.

Financial Metrics

- **Balances:** ~$3.3B in 2Q24 average deposit balances (large fluctuations throughout the quarter due to timing cause ending balances to vary).
- **Intra-month Patterns:** Comerica Bank receives most of the deposit balances on the 1st and 3rd days of each month (subject to change based on weekends or holidays).
- **Peaks & Troughs:** In June 2024, highest balance was $4.8B & lowest balance was $2.8B.
- **Income Statement:**
  - $137MM FY23 & $29MM 2Q24 noninterest income (card fees)
  - $138MM FY23 & $29MM 2Q24 direct expenses primarily in outside processing fees, but also includes professional fees, operational losses, staff expenses & other fees



DIRECTEXPRESS
Comerica Bank
debit
5332 48XX XXXX XXXX
DIRECT EXPRESS
mastercard

Program Status

- **Re-Bid:** We received a preliminary notification that Comerica Bank has not been selected to continue serving as the Financial Agent to support the program following contract expiration.
- **Transition Plan:** If the preliminary non-selection of Comerica Bank remains the final disposition, we expect the formal transition plan for managing accounts & deposits to be agreed upon once contract negotiations are finalized with the new provider. We do not currently expect this transition to impact 2024 deposits, noninterest income or noninterest expenses.
- **Next Steps:** We intend to continue to support our customers through the transition & prioritize efforts to drive deposits.



DIRECTEXPRESS

4.8 Stars[1]

[1]Apple App Store as of 7/11/24

©2024, Comerica Inc. All rights reserved.

44

Deposit Initiatives: Prioritizing targeted efforts to drive balances aligned with core relationship strategy ©2024, Comerica Inc. All rights reserved. Small Business Investment Treasury Management & Payments Leveraging Card Capabilities Enhanced On-Line Deposit Capabilities Targeted Focus on Deposit-Rich Customers ©2024, Comerica Inc. All rights reserved. Comerica’s Core Values Trust OwnAct To raise expectations of what a bank can be for our colleagues, customers & communities 46

Reconciliations

Comerica

Tangible Common Equity

Tangible common equity is used by Comerica to measure the quality of capital and the return relative to balance sheet risk. The tangible common equity ratio removes the effect of intangible assets from capital and total assets.

(period-end, millions, except per share data)	2Q24	1Q24	4Q23	3Q23	2Q23
Tangible Common Equity					
Total shareholders' equity	$6,161	$6,050	$6,406	$4,972	$5,595
Less fixed-rate non-cumulative perpetual preferred stock	$394	$394	$394	$394	$394
Common shareholders' equity	$5,767	$5,656	$6,012	$4,578	$5,201
Less goodwill	$635	$635	$635	$635	$635
Less other intangible assets	$7	$8	$8	$8	$8
Tangible common equity	$5,125	$5,013	$5,369	$3,935	$4,558
Total assets	$79,597	$79,444	$85,834	$85,706	$90,761
Less goodwill	$635	$635	$635	$635	$635
Less other intangible assets	$7	$8	$8	$8	$8
Tangible assets	$78,955	$78,801	$85,191	$85,063	$90,118
Common equity ratio	7.24%	7.12%	7.00%	5.34%	5.73%
Tangible common equity ratio	6.49%	6.36%	6.30%	4.62%	5.06%

Comerica believes non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators and analysts to evaluate the adequacy of common equity and our performance trends.

©2024, Comerica Inc. All rights reserved.

47

Reconciliations Continued

Comerica

Uninsured Deposits

Comerica believes that the presentation of uninsured deposits adjusted for the impact of affiliate deposits provides enhanced clarity of uninsured deposits at risk. Total uninsured deposits as calculated per regulatory guidance and reported on schedule RC-O of Comerica Bank's Call Report include affiliate deposits, which by definition have a different risk profile than other uninsured deposits. The amounts presented below remove affiliate deposits from the total uninsured deposits number.

	(period-end; millions)	2Q24	1Q24	4Q23	2Q23
(A)	**Total uninsured deposits, as calculated per regulatory guidelines**	$29,509	$30,481	$31,485	$31,627
(B)	**Affiliate deposits**	$3,882	$3,966	$4,064	$4,412
(A-B)	**Total uninsured deposits, excluding affiliate**	$25,627	$26,515	$27,421	$27,215

Adjusted Earnings Per Share[1]

Comerica believes that the presentation of adjusted earnings per share provides a greater understanding of ongoing operations and financial results by removing the impact of notable items. Notable items are meaningful because they provide greater detail of how certain events or initiatives affect Comerica's results for a more informed understanding of those results.

(per share)	2Q24	1Q24	2Q23
Earnings per common share	1.49	0.98	2.01
Net BSBY cessation hedging losses	0.01	0.21	--
FDIC special assessment	0.02	0.09	--
Modernization & expense recalibration initiatives	0.01	0.01	0.04
Adjusted earnings per common share	1.53	1.29	2.05

Comerica believes non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators and analysts to evaluate the adequacy of common equity and our performance trends. • [1]Diluted earnings per common share

©2024, Comerica Inc. All rights reserved.

48

Holding Company Debt Rating

Senior Unsecured/Long-Term Issuer Rating	Moody's	S&P	Fitch
Cullen Frost	A3	A-	-
M&T Bank	Baa1	BBB+	A
BOK Financial	Baa1	BBB+	A
Fifth Third	Baa1	BBB+	A-
Huntington	Baa1	BBB+	A-
Regions Financial	Baa1	BBB+	A-
Citizens Financial Group	Baa1	BBB+	BBB+
Comerica	Baa1	BBB	A-
KeyCorp	Baa2	BBB	BBB+
Webster Financial	Baa2	BBB	-
First Horizon National Corp	Baa3	-	BBB
Western Alliance	Ba1	-	BBB-
Synovus Financial	-	BBB-	BBB

As of 9/6/24 • Source: S&P Global Market Intelligence; Debt Ratings are not a recommendation to buy, sell, or hold securities

©2024, Comerica Inc. All rights reserved.

49

Bank Debt Rating

Senior Unsecured/Long-Term Issuer Rating	Moody's	S&P	Fitch
Cullen Frost	A3	A	-
Fifth Third	A3	A-	A-
Huntington	A3	A-	A-
M&T Bank	Baa1	A-	A
BOK Financial	Baa1	A-	A
Regions Financial	Baa1	A-	A-
Citizens Financial Group	Baa1	A-	BBB+
Comerica	Baa1	BBB+	A-
KeyCorp	Baa1	BBB+	BBB+
Webster Bank	Baa2	BBB+	-
Western Alliance	Baa2	-	BBB-
Zions Bancorporation	Baa2	BBB+	BBB+
First Horizon National Corp	Baa3	-	BBB
Synovus Financial	Baa3	BBB	BBB

As of 9/6/24 • Source: S&P Global Market Intelligence; Debt Ratings are not a recommendation to buy, sell, or hold securities

©2024, Comerica Inc. All rights reserved.

50

Thank You ©2024, Comerica Inc. All rights reserved.